News Release                                                        Exhibit 99.1

FOR IMMEDIATE RELEASE
MEDIA CONTACT:                                     INVESTOR CONTACT:
Genevieve Haldeman                                 David Gennarelli
Symantec Corporation                               Symantec Corporation
408-517-7642                                       408-517-8324
glhaldeman@symantec.com                            David_gennarelli@symantec.com


       SYMANTEC DISCOVERS AND CORRECTS ERROR IN NON-U.S. CONSUMER REVENUE

                 WILL FILE FIRST QUARTER FORM 10-Q ON AUGUST 10

CUPERTINO, CALIF. - AUG. 9, 2004 - Symantec (Nasdaq: SYMC) today announced that it discovered an error in its calculation of deferred revenue, which represents an accumulated adjustment of $20 million. The company is revising the financial results for the quarter ended July 2, 2004 that were announced on its earnings call on July 21, 2004 to reflect this correction. The revised results will be reflected in the company's Form 10-Q scheduled to be filed on August 10.

A deferred revenue understatement was discovered during a review of the company's revenue maintenance application that calculates deferred revenue for Symantec's consumer products. A manual error was made in entering the unit renewal prices applicable to consumer product licenses sold in foreign currencies. As a result, the deferred revenue from these consumer product licenses was understated and the portion of revenue from these licenses that was recognized at the time of sale was overstated. The error does not affect cash collections; it simply changes the timing for the recognition of the revenue for consumer product licenses sold in foreign currencies. Symantec has implemented new control procedures to avoid the recurrence of this type of error in the future.

Although the revisions to revenue and earnings are an accumulation of the effect of the error over multiple quarters, the effect of the error was not material to any relevant prior periods. To correct this error, the income statement will reflect a $20 million reduction in revenue during the three-month period ended July 2, 2004 with a corresponding $20 million increase in deferred revenue in the balance sheet as of July 2, 2004.

Revenue for the quarter ended July 2, 2004 is revised to $557 million, 42 percent growth compared to the same period last year. GAAP earnings per share are revised to $0.33, $0.04 lower than previously announced, non-GAAP earnings per share are revised to $0.36, $0.03 lower than previously announced. Non-GAAP results and related reconciliation, as outlined in the attached consolidated statements, excludes the expenses from the amortization of other intangibles from acquisitions, acquired in-process research and development, restructuring charges, and patent settlement charges as well as related income tax benefits.

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SYMANTEC REVISES FIRST QUARTER FINANCIAL RESULTS
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This error will not impact the company's previously stated full-year guidance.

Because the revision increases deferred revenue in the quarter ended July 2, 2004, guidance for the company's fiscal second quarter, ending October 1, 2004, will be updated as follows:

o Revenue is estimated at $588 million, an increase of $8 million from prior guidance.

o At this revenue guidance, GAAP earnings per share is estimated to be $0.35, an increase of $0.01 from previous guidance.

o At this revenue guidance, non-GAAP earnings per share is estimated to be $0.38, an increase of $0.01 from previous guidance.

Non-GAAP earnings per share excludes the pre-tax amortization of other intangibles from acquisitions, acquired in-process research and development and restructuring charges of approximately $14 million for the quarter ending October 1, 2004.

CONFERENCE CALL

Symantec has scheduled a conference call for 5 p.m. EDT/2 p.m. PDT today to discuss the revised fiscal first quarter 2005 results, and to review guidance for the fiscal second quarter and fiscal year. Interested parties may access a live webcast of the call on the Internet at www.symantec.com/invest/index.html. To listen to the webcast, please go to the Web site at least 15 minutes early to register, download and install any necessary audio software. A replay and the script of our officers' remarks will be available on the investor relations home page shortly after the call is completed.

Institutional investors and research analysts can access the live conference by calling 800-500-0311 (U.S. and Canada) or 719-457-2698 (International). The call's ID number is: 710156. Please dial in at least 15 minutes prior to the scheduled start time.

ABOUT SYMANTEC

Symantec is the global leader in information security providing a broad range of software, appliances and services designed to help individuals, small and mid-sized businesses, and large enterprises secure and manage their IT infrastructure. Symantec's Norton brand of products is the worldwide leader in consumer security and problem-solving solutions. Headquartered in Cupertino, Calif., Symantec has operations in more than 35 countries. More information is available at http://www.symantec.com.

                                       ###

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec's Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.


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SYMANTEC REVISES FIRST QUARTER FINANCIAL RESULTS
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FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including forecasts of future revenue and earnings per share, expected industry patterns, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec's products in those segments; the competitive environment in the software industry; general market conditions; fluctuations in currency exchange rates; changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec's recently filed Form 10-K. Symantec assumes no obligation to update any forward-looking information contained in this press release.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items. Symantec's management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations Web site at www.symantec.com/invest/center.html.


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SYMANTEC DISCOVERS AND CORRECTS ERROR IN NON-U.S. CONSUMER REVENUE
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SYMANTEC CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME


                                                               Three Months Ended
                                                                     June 30,
                                                            -------------------------
(In thousands, except per share data; unaudited)               2004            2003
------------------------------------------------------      ---------       ---------
Net revenues .........................................      $ 556,634       $ 391,124
Cost of revenues .....................................        100,261          67,578
                                                            ---------       ---------
   Gross profit ......................................        456,373         323,546
Operating expenses:
   Research and development ..........................         72,884          60,605
   Sales and marketing ...............................        187,932         141,837
   General and administrative ........................         24,285          26,372
   Amortization of other intangibles from acquisitions            892             791
   Acquired in-process research and development ......          2,262              --
   Restructuring, site closures and other ............            860             568
   Patent settlement .................................             --          13,917
                                                            ---------       ---------
      Total operating expenses .......................        289,115         244,090

Operating income .....................................        167,258          79,456
   Interest income ...................................          9,318          10,097
   Interest expense ..................................         (5,291)         (5,291)
   Income, net of expense, from sale of technologies
      and product lines ..............................             --           2,168
   Other income (expense), net .......................          1,120            (711)
                                                            ---------       ---------

Income before income taxes ...........................        172,405          85,719
   Provision for income taxes ........................         55,128          26,938
                                                            ---------       ---------
Net income ...........................................      $ 117,277       $  58,781
                                                            =========       =========

Net income per share - diluted* ......................      $    0.33       $    0.18
                                                            =========       =========

Shares used to compute net income
 per share - diluted* ................................        367,926         349,976
                                                            =========       =========


* For the three months ended June 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for each of the three months ended June 30, 2004 and 2003, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.


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SYMANTEC DISCOVERS AND CORRECTS ERROR IN NON-U.S. CONSUMER REVENUE
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SYMANTEC CORPORATION

NON-GAAP CONSOLIDATED STATEMENTS OF INCOME

NON-GAAP AMOUNTS EXCLUDE ALL ACQUISITION RELATED AMORTIZATION OF INTANGIBLES, ACQUIRED IPR&D, PATENT SETTLEMENT AND RESTRUCTURING CHARGES.


                                                                  Three Months Ended
                                                                       June 30,
                                                            -------------------------
(In thousands, except per share data; unaudited)               2004            2003
------------------------------------------------------      ---------       ---------
Net revenues .........................................      $ 556,634       $ 391,124
Cost of revenues .....................................         89,011          58,813
                                                            ---------       ---------
   Gross profit ......................................        467,623         332,311
Operating expenses:
   Research and development ..........................         72,884          60,605
   Sales and marketing ...............................        187,932         141,837
   General and administrative ........................         24,285          26,372
                                                            ---------       ---------
      Total operating expenses .......................        285,101         228,814

Operating income .....................................        182,522         103,497
   Interest income ...................................          9,318          10,097
   Interest expense ..................................         (5,291)         (5,291)
   Income, net of expense, from sale of technologies
      and product lines ..............................             --           2,168
   Other income (expense), net .......................          1,120            (711)
                                                            ---------       ---------

Income before income taxes ...........................        187,669         109,760
   Provision for income taxes ........................         60,054          35,123
                                                            ---------       ---------

Net income ...........................................      $ 127,615       $  74,637
                                                            =========       =========

Net income per share - diluted* ......................      $    0.36       $    0.22
                                                            =========       =========

Shares used to compute net income per share - diluted*        367,926         349,976
                                                            =========       =========

* For the three months ended June 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for each of the three months ended June 30, 2004 and 2003, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.


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SYMANTEC DISCOVERS AND CORRECTS ERROR IN NON-U.S. CONSUMER REVENUE
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SYMANTEC CORPORATION

RECONCILIATION OF NON-GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME TO THE GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME


                                                                Three Months Ended
                                                                     June 30,
                                                            -------------------------
(In thousands, except per share data; unaudited)               2004            2003
------------------------------------------------------      ---------       ---------
Non-GAAP gross profit ................................      $ 467,623       $ 332,311

Cost of revenues:
   Amortization of acquired product rights ...........        (11,250)         (8,765)
                                                            ---------       ---------
GAAP gross profit ....................................      $ 456,373       $ 323,546
                                                            =========       =========

Non-GAAP operating expenses ..........................      $ 285,101       $ 228,814

Operating expenses:
   Amortization of other intangibles from acquisitions            892             791
   Acquired in-process research and development ......          2,262              --
   Restructuring, site closures and other ............            860             568
   Patent settlement .................................             --          13,917
                                                            ---------       ---------
      Total operating expenses .......................          4,014          15,276

GAAP operating expenses ..............................      $ 289,115       $ 244,090
                                                            =========       =========

Non-GAAP net income ..................................      $ 127,615       $  74,637

Cost of revenues .....................................        (11,250)         (8,765)
Operating expenses ...................................         (4,014)        (15,276)

   Income tax benefit ................................          4,926           8,185
                                                            ---------       ---------
GAAP net income ......................................      $ 117,277       $  58,781
                                                            =========       =========

NON-GAAP AND GAAP NET INCOME PER SHARE - DILUTED

Non-GAAP net income per share - diluted ..............      $    0.36       $    0.22
                                                            =========       =========

GAAP net income per share - diluted ..................      $    0.33       $    0.18
                                                            =========       =========

Shares used to compute net income
   per share - diluted ...............................        367,926         349,976
                                                            =========       =========


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SYMANTEC DISCOVERS AND CORRECTS ERROR IN NON-U.S. CONSUMER REVENUE
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SYMANTEC CORPORATION

CONSOLIDATED BALANCE SHEETS


                                                              June 30,          March 31,
(In thousands)                                                  2004              2004
------------------------------------------------------      -----------       -----------
ASSETS

Current assets:
     Cash, cash equivalents and short-term investments      $ 2,338,728       $ 2,410,331
     Trade accounts receivable, net ..................          250,202           259,152
     Inventories .....................................           14,747            15,134
     Deferred income taxes ...........................          109,962            98,438
     Other current assets ............................           68,915            59,079
                                                            -----------       -----------
       Total current assets ..........................        2,782,554         2,842,134

Property, equipment and leasehold improvements, net ..          379,279           378,367
Acquired product rights, net .........................          138,747           120,938
Goodwill .............................................        1,352,271         1,080,759
Other long-term assets ...............................           30,588            34,300
                                                            -----------       -----------
                                                            $ 4,683,439       $ 4,456,498
                                                            ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable ................................      $    73,746       $    71,654
     Accrued compensation and benefits ...............           86,280           116,770
     Current deferred revenue ........................          967,157           878,716
     Other accrued expenses ..........................           84,205            92,595
     Income taxes payable ............................          143,406           127,305
                                                            -----------       -----------
       Total current liabilities .....................        1,354,794         1,287,040

Convertible subordinated notes .......................          599,976           599,987
Long-term deferred revenue ...........................           97,741            92,481
Deferred tax liability ...............................           55,053            44,750
Other long-term obligations ..........................            5,698             6,032

Stockholders' equity:
     Common stock ....................................            3,136             3,119
     Capital in excess of par value ..................        1,645,131         1,573,466
     Accumulated other comprehensive income ..........          134,625           125,484
     Deferred stock-based compensation ...............           (8,303)               --
     Retained earnings ...............................          795,588           724,139
                                                            -----------       -----------
       Total stockholders' equity ....................        2,570,177         2,426,208
                                                            -----------       -----------
                                                            $ 4,683,439       $ 4,456,498
                                                            ===========       ===========


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